  CCA Industries, Inc. First Quarter 2018 Earnings Conference Call April 17, 2018

  1  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 C O R P O R A T E P A R T I C I P A N T S Stephen Heit, Executive Vice President and Chief Financial Officer Lance Funston, Chief Executive Officer and Chairman of the Board Doug Haas, President and Chief Operating Officer C O N F E R E N C E C A L L P A R T I C I P A N T S Eric Landry, BML Capital Lenny Dunn, Mutual Trust Michael Melby, Gate City Capital Management P R E S E N T A T I O N Operator: Good afternoon. My name is Carol and I will be your conference Operator today. At this time, I would like to welcome everyone to the CCA Industries Inc. 2018 First Quarter Investor Call. All lines have been placed on mute to prevent any background noise. After the speakers’ remarks, there will be a question- and-answer session. If you would like to ask a question during this time, simply press star, followed by the number one on your telephone keypad. If you would like to withdraw your question, press the pound key. If you are listening through the webcast and would like to ask a question, please dial into the conference call using the numbers listed on the webcast console. Thank you. I would now like to turn the call over to Steve Heit, Chief Financial Officer. Stephen Heit: Good afternoon, everyone, and thank you for joining us on the conference call for the first quarter ended February 28, 2018. Before I begin, I just want to read our Safe Harbor statement. Statements that will be made today that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which would cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. No assurance can be given that the results in any forward-looking statement will be achieved, and actual results could be affected by one or more factors which could cause them to differ materially. For these statements, we

  2  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 claim the protection of the Safe Harbor for forward-looking statements contained in the Private Securities Litigation Reform Act. Now, I’d like to start by reviewing our financials that we filed for the quarter ending February 28, 2018, and there were a number of large factors that affected us this quarter. Starting with the balance sheet, to begin with, there was a change in accounting principles that went into effect for us for this quarter that required that all deferred tax assets be shown as noncurrent. As of November 30, 2017, we had shown $2,079,988 of current deferred tax assets which were reclassified as noncurrent and shown as part of the balance as of November 30, 2017. You will also note on the balance sheet that under Liabilities, our line of credit that we had, which was with our former lenders C&H, was paid off in full and we now have a note payable, which is our term loan for $1.5 million, of which $375,000 was the current portion and $1,125,000 was the noncurrent portion of the term loan. I also wanted to point out that our additional paid in capital went up and that was primarily due to the exercise of a portion of the warrant held by Capital Solutions, which is controlled by the CEO of our company, Lance Funston, and that exercise for 450,000 shares gave proceeds to the Company of $1,426,500, and that was recorded not only in cash, but in additional paid in capital. Turning to the income statement, we had reported a loss for the quarter before tax of $107,189. There were a number of factors that affected us for the quarter that were not the usual transactions for us. We moved from our offices that we had in Ridgefield Park, New Jersey, to smaller quarters, because we didn’t need all the space, from the downsizing that we did two years ago. In subletting out that space, we had a write-off sublet cost of $94,992, plus we also incurred commissions of $24,420 for subletting out the space. On a net-net basis, it saves the Company cash and expense for the balance of the lease, so it’s beneficial to the Company. In addition, we also refinanced our debt with PNC Bank. Previously, we were with C&H, and now that we’re with PNC Bank we are back with mainstream banking, but that resulted in our writing off deferred financing fees of $112,277, plus termination fees on our old facility with C&H of $55,000. So, all together, those four items I just mentioned totaled about $287,000 of expenses that we incurred in the first quarter that we will not be incurring for future quarters, hopefully. In addition to that, we had two other events. We, number one, moved our sales representation from Emerson to the Advantage Group, and we also moved our warehouse in conjunction with that from Indianapolis to Scranton, Pennsylvania. Because of that move which took place in the month of January, unfortunately, we had some issues with fulfillment. We had orders coming in, but we were unable to fulfill, because the orders were being sent to the old warehouse and not being sent to the new warehouse, and it took a little while to straighten that out. It was straightened out and everything returned to normal by March 1, but, unfortunately, that cost us in terms of net sales, which is why you see the net sales for the first quarter of this year being down by about $270,000, as compared to the net sales last year. In addition to that, we also incurred moving expenses in moving all the inventory from Indianapolis to Scranton, Pennsylvania, which is an additional expense. So, those were the factors, the primary factors that caused the loss for the quarter. We don’t expect that we’ll be seeing that again, but it definitely had impact for the first quarter. Then, the single largest impact in terms of net income for the quarter, of course, was the change in the tax law lowering the tax rates for corporations. Our previous tax rate was 34%, the new tax rate is estimated at 21%. Well, when the tax rate got lowered, that required us to also revalue the tax assets that we had, the deferred tax on our balance sheet, valuing them at the lower tax rate, which is why we had a large tax expense of $3,113,000 for the quarter, and in fact, the effect—we had calculated out the effect of the rate change on taxes, compared our old rate to the new effective rate for 2018, and the amount that actually hit us on the provision was $3,150,000. So, that was additional tax expense. But, that is a non- cash item. So, if you look at our cash flow, you’ll actually see that the net cash—there was net cash

  3  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 provided by operating activities for the quarter of $229,950, versus net cash used in the first quarter of last year of $527,734, and a couple of the other expenses that I mentioned also, like the writing off of the deferred financing fees that I mentioned earlier of $112,000, and the sublease expenses of $94,992, those were also non-cash items for the first quarter. That is the highlights of the first quarter and I think explains why we incurred the loss. We will have to show for the rest of the quarters of this year that large provision for income tax, so it will affect our numbers for the balance of the year, but, again, it’s important to note this is a non-cash item and it is strictly a result of the change in the tax law. With that, I’m going to turn it over to Lance Funston, our Chief Executive Officer, who will talk about far more interesting subjects, I’m sure. Lance Funston: Thanks, Steve. I did a little survey over the past year as we’ve had these quarterly calls and it seems like there’s a direct correlation for the length of time I’m on the phone call and the ability of the stock to move to a new low. Apparently, the longer I’m on the call, the more likely it is for the price to go down. So, on that basis, I think I should quickly review some issues that may be helpful to you in terms of your investment decision. I think it’s very clear from my filing that you know where my interest is, and certainly the recent decision to exercise another million plus in warrants would indicate where I think we’re going, but obviously that’s for you to make your own judgment on. Certainly, I could be called on the decision to move to Advantage given the impact that we incurred, but I think this is one of these take two steps back and take a number of steps forward down the road, because I think Advantage has a much stronger penetration in the grocery sectors. We used to do about $3 million in that sector, and the Emerson group was not strong and, in fact, the $3 million came close to evaporating over the past two years. As I mentioned in previous calls, one of the challenges we had when we assumed responsibility for this company was that in the process of cleaning up the losses, cutting back on expenses, there really was not much cash flow to devote to new products. So, even though we had some decent ideas, I don’t think we could do much about it, until this past year when we started the redevelopment efforts. Bikini Zone is a very strong franchise for the Company, probably one of the—Bikini Zone being one of the strongest gross margins that we have. We’ve developed four new products, two of which we’ve already placed in retail, and I think you’d have to say sales today have been very promising on those two products, so we’re hoping that additional accounts that we open this year on the new products will be helpful. Nutra Nail used to be a good product center for the Company, but was kind of viewed as a couple of ill- fated attempts to move it into different categories, one, health and wellness, the other the nail appeal product, neither of which did well. The core brand, though, is always a solid brand, to bring back the basic core six SKUs on that product and hopefully can revive that franchise. I’ve almost forgot to mention a new product that I’m looking at on my desk, which is an entry that we may or may not find successful, but we feel like we ought attempt it, and that’s to move our Bikini Zone depilatory and shaving products into the millennial sector, as many of our retailers are beginning to notice that that is a phenom with younger males. So, we are taking our formulas which have been successful in consolidating gel, post-shaving treatment and anti-bump shave gel and basically putting them under a new trademark, Manscape Grooming, which we’ll then be taking into that space to test this year. It probably will not be cut in by the retailers until the spring of ’19.

  4  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 One of the things that I would note, for those who are not familiar with our space, most of the new products that we get favorable decisions on today, you won’t see on the shelf for another six to nine months, simply because the major retailers make their decisions well in advance, as they’re moving hundreds and hundreds of thousands of products and they have to do it in an orderly fashion. Porcelana has been a very strong brand for us. We don’t own it, but I bought it through another company years ago, and it’s one of the shining stars in our portfolio now under a royalty agreement we have between CCA and Ultimark Products, the company that owns that property. For years, when I bought it, they’d always marketed the product a Porcelana for day and a Porcelana for night. When asked, I could never find anybody that understood why they had a day and why they had a night. No store clerk could tell me, no customer could tell me. It created confusion. So, we worked for the past year in developing one formula with a sun filter that protects the skin during the day and the moisturizers that we typically have had in our night product, so now we have one new 24-hour Porcelana product, and I think it makes a much easier decision for the consumer, it will, and I also think that it gives us a much better report card. We do, for example, at retail probably a million plus with the two SKUs at Walmart, and would be likely, in my judgment, that we’ll replace that with one SKU, the new 24-hour. So, when it comes to determining for the buyer which products are hot and which are not, she’d be looking at data that will be related to that one SKU, and I think that will help her, which in turn helps us as we look for (inaudible) distribution. It seemed logical to me that Porcelana, as a 45-year-old brand in the skin lightening space, would be a logical candidate from trademark to take into hand cream. Many women spend, I think, a fortune looking for solutions for their facial imperfections—whether they have them or not, they may perceive they do— but they have very little opportunity to fix the hand, because as they go through their day, their washing it and they’re exposing it, and basically the aging spots and wrinkles tend to be very telling in terms of what the woman’s actual age is. My wife will always say at a party, “Did you see so-and-so? How old do you think she is?” I’d take a guess based on her gorgeous looks. My wife would then inform me I was 10 years light. She looked at her hands and they tell all. Based on that, I’m hoping the hand cream adds to our Porcelana franchise. We’ll be taking it to the retailer shortly. We are now tiptoeing, I would say, into social media. At 75, I’m not sure you could consider me even remotely digitally competent. However, I am aware that two of our products, Bikini Zone and our oral care product Plus White, both have very attractive millennial following, strong millennial following. So, we’ll take those products into the social arena. The initial one, Bikini Zone, will start next week on Facebook, YouTube, Pinterest and Instagram, and then followed by a campaign we’re doing for Plus White. We think it will be impactful, we’re hoping, and then in order to find a home for that massive amount of inventory, clicks that we’re going to get, we are revamping the Bikini Zone site now. We’ll be revamping the others as we go along on that campaign. In short, I think the Company now, with a distributor that has strength in all the categories to move the product, combined with all of the operational issues I think that Doug Haas has been successful at implementing in terms of across the goods, all the financial controls that Steve put in place, I think we’re poised to do something moving forward. I know I shouldn’t anticipate that, but we hope we’re right. The decisions we’re making are all made with the intent of those in a strong base, but I think we’re there, and it’s time for you, the investors, should there be any on the call, to start to demand at this point that we start performing.

  5  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 On the acquisition side, we continue to look at every product property that comes on the market, and the only encouraging news there is the prices I’m seeing in the space continue to be very, very strong. It’s a 3x to 3.5x times net sales, net revenue kind of formula we’re looking into. Anything less than that, it doesn’t seem to attract attention from the sellers. So, I just have to say that in terms of my investment, I feel very comfortable investing in what amounts to a one, probably more like 1x in terms of the cap value of the company versus where the market should be. Let me address your questions, if you have any, at this point. Stephen Heit: We can go ahead with any questions. Operator: As a reminder, if you would like to ask a question, please press star, followed by the number one on your telephone keypad, and we’ll pause for a moment to allow people to queue. Our first question today comes from Eric Landry from BML Capital. Please go ahead. Your line is open. Eric Landry: Hi, thanks. I don’t know if you mentioned it or not earlier, but I guess one of the primary motivations for switching to Advantage was to get into the grocery sector. I was wondering how much success, if any, they’ve had so far. Lance Funston: Well, to the extent that they started transitioning two months ago, two-and-a-half months ago, and the grocery world is less rigid in their structure in terms of the reviews and subsequent cut-ins, it’s a little more flexible, but in reality it’s about the same presentation sequence. The grocery sector is now receiving presentations in skin care, oral care and many of the categories we’re in, but we have not—they brought in I guess a couple of minor accounts to start with, nothing material, and I think we’ve been primarily dealing with the operational challenges. This is probably more detail than you’ve asked for. But, we did not have a vendor number with any of our accounts because we were operating under the Emerson model which was using Emerson Healthcare as the customer recognized by the retailer. So, establishing, re-establishing those vendor numbers and getting back into their system will require a lot of work. We are not—I think it’s probably too early to uncork the champagne. I still think it’s a good decision long term, but right now I can’t tell you we have any material—it’s having a material impact, other than a negative impact that Steve pointed out, of losing, what, two point— Stephen Heit: Yes, the impact of losing sales because we were unable to fulfill orders … Lance Funston: (Inaudible). Stephen Heit:

  6  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 … in January, I mean, the amount of orders we lost, we haven’t totaled it up, but it had to be at least $800,000, if not more. To add on to what Lance Funston was just saying, is these things take a little bit of time, because what we have to do with any of these accounts, including grocery, is wait until they’re ready for presentations when they’re working on changing the planogram space, which usually, as Lance said, is not as rigid as the large chain drug and mass market retailers, but there is timing involved. Then, once we make the presentation to them and even if they accept the product, it’ll take a few months before the first orders will be coming in. So, it’s not immediate, but it’s in the long term interest of this company in terms of building sales. Lance Funston: I’d just add, we’ll see most of those grocery accounts at ECRM in July, late June and July in Vegas. Eric Landry: Is it reasonable to assume that if you do have success getting into that channel it would be sometime in the early fall. Lance Funston: Yes. Eric Landry: Okay. Was there any— Lance Funston: To make sure you understand, we were in the channel. These products have been very, very successful historically in grocery. We did $3.5 million in grocery two years before we moved the business to Emerson. Eric Landry: When was that? Lance Funston: I guess that was— Stephen Heit: We moved to Emerson in 2014. So, prior to four years ago we had a much healthier grocery business. Eric Landry: It was a different Management Team’s decision to move to Emerson, correct? Lance Funston: Correct.

  7  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 Eric Landry: Okay. So, that kind of answers my next question, which was what gives you the confidence that switching over would be successful, so I guess you just answered that. Let me move on to just one more. Lance, when you’re out looking at these acquisition targets, could you give me an idea of sort of the range of size? Are these the same size brands as what you have today or are they much larger, smaller? How big are these brands that are getting 3, 3.5 times revenue? Lance Funston: We looked at acquisitions ranging from $2 million to $120 million, and it does not seem—there is no price elasticity at all in terms of the size; meaning, you’d think when you go down to the $2 million level there would be very few companies that would be interested. We just submitted a bid on one, which I guess the feedback is we didn’t have an adequate offer, and, again, that was just a $2 million, $3 million maybe, $3 million top line company. On the $120 million deal we chased last year, we weren’t even in the zip code. Our offer at $120 million was about $12 million off the price it traded at, which wound up being 3.4x top line. I don’t think it’s in the shareholders’ best interest for us to make an acquisition that is not accretive and so … Eric Landry: No, no. Lance Funston: … we’re just continuing to chase. If nothing else, it makes me feel a little better about my investment when I notice what other guys are getting for their property. Eric Landry: Yes, I just want to be clear that it’s brands along the same size as what you have that are fetching this handsome multiple. Lance Funston: Yes. Well, and smaller, and larger. It doesn’t seem to be discriminating against size. I think probably what we have in our Company, which I think will eventually be recognized as a value, is the fact that we’ve got 10, 15, in some cases as much as 45 years’ worth of consistent selling. A skin care product called Sudden Change, I was curious the other day and noticed that that product has been generating $3 million to $5 million in sales annually for the past 12 years. They seem to have resilience. My hat’s off to the prior owners in terms of marketing acumen, because I think that they really did tap into some very strong trademarks, and I’m just the—I’ve inherited that strength and I hope I’m doing the job. We’ll try. Certainly, I’m not seeing—organic growth doesn’t seem to have any impact at all, I’m learning, on the value the stock fetches in the marketplace. The only correlation I’ve noticed is the longer I stay on the phone, the lower the price goes. Eric Landry: Okay, last question. These targets you’re looking at, do they have the same margin profile, roughly, as CCA? Lance Funston:

  8  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 Yes. Eric Landry: Thank you. Lance Funston: You bet. Operator: Again, if you would like to ask a question, please press star, followed by the number one on your telephone keypad. Our next question comes from Lenny Dunn from Mutual Trust Company. Please go ahead. Lenny Dunn: Yes, good afternoon. It looks like we've cleared the decks, and in your press release, you believe that everything is going to be strengthened in the future, and I see no reason not to, but at the same time you sound more cautious on the call, but there would be no reason to expect that this won't execute in a reasonable manner going forward. We certainly need acquisitions, and we certainly don't want to do them unless they were at the right price, so no argument on that. You have the right people in place with Advantage and you have the right costs basis by downsizing to the point you have, and I'm going to assume that you even saved some money with the new CPA firm. But, all that being said, we should start seeing decent quarters going forward and we should resume our growth again. The one thing that I've observed is the last week, we've had decent volumes. I mean, some of it's been up, some of it's been down, but we’ve become far more liquid, so somebody is paying attention. Clearly, there are sellers, but I think the sellers are selling to stronger hands, because there’s clearly buyers too. We need a little more attention, but maybe we're going to get it now with the volume I've noticed. Lance Funston: Lenny, is there a question here that I'm missing? Lenny Dunn: No, no, I'm just giving you (inaudible). Lance Funston: I don’t mean to pick on you there. Lenny Dunn: No, it's not really a question, I just— Lance Funston: You know, raise your inflection, it was a question. Tell me I am going to answer something.

  9  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 Lenny Dunn: No, no, just I would hope that you can agree with my assessment … Lance Funston: Absolutely. Lenny Dunn: … that you’ve observed the same things as I have. Lance Funston: Yes. In fact, I said earlier, if you were on the call, that in fact I think we can no longer ask our investors to be patient in terms of infrastructure that we’ve put it in place. We can no longer hide behind that fact that our inadequate cash flow kept us from introducing new products. We no longer have any excuse not to grow. We did hit a speed bump with Advantage in that transition, and everybody said it would happen, but I was sort of hoping this might be the one exception. Doug Haas: It’s Doug Haas. If you don’t mind me jumping into it, I don’t mind putting a little bit of a fine point on that lost—I don’t want to say lost sales, but let’s just put retiming of some sales that came in and didn’t get fulfilled. They really set around our second largest customer, which was Wegman’s. Stephen Heit: Walgreen’s. Doug Haas: Walgreens, I’m sorry. Walgreens, whom took almost eight to 10 weeks to get us up and running in their systems. Although we had done everything preparatory correctly three months prior, when it came time to actually hit the button, you hit the button and nothing happens, and then it's a matter of trying to fix what’s wrong in computer systems and EDI transmissions, and all those gory details. We did that over the Christmas holidays through the month of January, so you can imagine you don’t have everybody’s great attention, but the good news is it really was one key customer and we did get it fixed, did a whole root cause analysis. So, the good news is if we ever decide to do it again, we’re a little smarter, a little more well-educated but— Stephen Heit: Let’s not do it again. Doug Haas: Let’s not do it again, you know. Stephen Heit: Lenny, did you have any question that you wanted to ask?

  10  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 Lenny Dunn: No, no, it was pretty much answered. I just would like you to affirm that also maybe do something so more people are aware of us, because sometimes you’re doing well but nobody’s paying attention. Stephen Heit: Right. Okay, thank you. Lenny Dunn: Okay. Operator: Our next question comes from Michael Melby from Gate City Capital Management. Please go ahead. Michael Melby: Good afternoon, gentlemen, and thanks for taking my question. Could you comment on what your sales expectations are for Nutra Nail? Thanks. Stephen Heit: I don't think we have a dollar amount that we want to discuss on this call in terms of sales expectations, but we are looking to reintroduce the product this year, we're working on new packaging and product, and we do have an active plan to sell it into specific accounts, and working on presentations to those accounts. So, I don't think right now we can put a dollar number on it until we are done with the presentations and see where we are with the accounts. Lance Funston: The first of which is scheduled for the 26th of this month, we’ll be presenting to Walmart. I will say I did some—this is Lance Funston again. I will tell you we did a little bit of research. These core six products we’re bringing back, which are the nail strengthener and the top coat and the quick dry and classic cuticle remover, these standard products, core products, were doing about $3.5 million as recently as five years ago. The brand is a strong brand. But, frankly, just in my judgment, management at the time made some misguided decisions to try to take it off into areas that the consumer just didn’t respond to. (Inaudible) make sense, is they had enough money to promote it to a point where people could understand, that had diabetes, that there was a particular nail product that would help their cracking nails. But, frankly, I use the Thanksgiving test, which is you take 12 family members that come to Thanksgiving dinner. You want to make sure that at least half of them have the same problem or you don’t have a very broad market base for your product. In this case, how many diabetics come to your Thanksgiving dinner. The point is that all we could do is just go back and define a basis for reintroduction and the—I don’t know if you are aware of this, but Nutra Nail is not a brand we own, we pay a trademark we pay a … Stephen Heit: A license fee.

  11  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 Lance Funston: … a license fee to the company. Who owns it? Stephen Heit: Inspired Beauty. Lance Funston: Inspired Beauty owns it. We have a 10% royalty to those folks. We just talked them into entering into a long-term agreement with an option to buy included in the agreement, which I think would indicate at least they think we’ve got a good direction on the core products, and hopefully it is the right direction. Again, in all cases, you have wait a little bit longer and hopefully it will. It’s tied to the Hair Off range. Stephen Heit: Right, and Nutra Nail, as Lance said, it was actually—if you go back even 10 years ago, it was a brand that was doing substantially more than $3.5 million, and what happened was, going into 2011, the company at that time had come out with a product called Gel Perfect, which was a gel nail polish that was anything but perfect, and, unfortunately, the prior management had made a decision to take out Nutra Nail in a lot of accounts, such as Walgreens where it had been doing very well and performing, and substitute it for the Gel Perfect product, which only resulted in huge returns to the Company and a failed product out there that ended up getting discontinued all over and hurt the Nutra Nail brand at that time. That really was the part of what caused the Company to have to go through all the huge losses that it went through and the massive restructuring. We’re at the point now where Lance has talked about relaunching the brand. It was a very good brand, it was very successful. Doug Haas: To put a fine point of it, it was a pretty safe investment. We have invested $120,000 to relaunch the SKUs, and initially the marketplace is definitely looking for them and it’s encouraging to see the sales that are coming in already before we’ve even got a chance to present them fully to the trade in June. So, I think it was a really good move on a good core product and brand that it has a potential of making some good top line and good bottom line money for the Company. Michael Melby: Thank you. Lance Funston: Thank you. Operator: We have no one else in queue at this time. I’ll turn the call back over for any closing remarks. Stephen Heit:

  12  ViaVid  has made  considerable  efforts  to  provide  an  accurate  transcription.  There may  be material  errors,  omissions,  or  inaccuracies  in  the  reporting of the substance of the conference call. This transcript is being made available for information purposes only.   1‐888‐562‐0262    1‐604‐929‐1352    www.viavid.com       CCA Industries, Inc. – First Quarter 2018 Earnings Conference Call, April 17, 2018 This is Steve Heit. I just want to thank everyone for participating in the call and we will speak again when we have our call for the second quarter that ends on May 31 of this year, and look forward to much better results for that quarter than what we had in the first quarter. Lance Funston: Thanks a lot guys. Appreciate your time. Stephen Heit: Thank you. Operator: This concludes today’s conference. You may now disconnect.